Investor Presentation Gregory Dufour | President & Chief Executive Officer Deborah Jordan | Chief Operating & Financial Officer March 8, 2017 0

Forward Looking Statements 1 This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; and changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2016 and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden National Corporation • Camden National is the largest bank headquartered in Northern New England • $3.9 billion in assets • 61 branches (Maine) and 2 loan offices (New Hampshire and Massachusetts) • Market cap over $650 million • Average daily share volume of 45,000 • Analyst Coverage • Piper Jaffrey (overweight) • KBW (outperform) 2

2016 Financial Highlights • Strong earnings performance o Net income of $40.1 million o Return on tangible equity: 14.76%(a) o Return on assets: 1.04% • Solid growth o Total loans $2.6 billion; 4% over 2015 o Total deposits $2.8 billion; 4% over 2015 o Fee income reached $39.6 million for the year • Execution on SBM acquisition o Efficiency ratio: 57.53%(a) o Tangible common equity ratio: 7.71%(a) 3 (a) This is a non-GAAP measure. Refer to the Form 10-K filed on 3/7/17 for the year ended December 31, 2016 for the reconciliation of non-GAAP to GAAP financial measures.

Why Camden National? Organic franchise growth, opportunistic acquisitions 4 Credit: • Strong credit culture and history • Disciplined structure and process • Low nonperforming assets Culture: • Experienced, consistent leadership • Strong community-spirit • Continued branch optimization • Simple product sets Focused: • Gaining market share • Adherence to strategic plan • Opportunistically reviewing complementary acquisitions • Solid core funding and sticky deposit base Consistent Performance: • Profitability achieved through organic growth • Improved productivity • Disciplined expense structure • Diversified revenue stream

Strong Performance to Northeast Bank Peer Group

Camden NATIONAL CORPORATION

Performance Ratios (%)	12/31/2016 CNC	Peer Median	Peer Average
ROAA	1.04	0.89	0.90
ROAE	10.48	9.33	9.54
Net Interest Margin (Reported)	3.32	3.11	3.13
Efficiency Ratio (Reported)	57.53	59.04	57.19
Loans / Deposits	91.73	99.81	97.72
Capital Ratios (%)			
Total Risk Based Capital	14.04	12.97	13.90
Tangible Equity / Tangible Assets	7.71	8.04	8.14
Leverage	8.83	8.94	8.72
Market Ratios			
Current Market Price	$ 44.45		
Price / LTM EPS (x)	17.30	20.76	21.32
Price / TBV (%)	237.15	218.96	231.75
Current Dividend Yield (%)	2.07	2.17	1.91

Source: SNL Financial. Camden National Corporation's peer group consists of the following: Arrow Financial Corporation (AROW), Bar Harbor Bankshares (BHB), Berkshire Hills Bancorp, Inc. (BHLB), Boston Private Financial Holdings, Inc. (BPFH), Brookline Bancorp, Inc. (BRKL), Century Bancorp, Inc. (CNBKA), Community Bank System, Inc. (CBU), Enterprise Bancorp, Inc. (EBTC), Financial Institutions, Inc. (FISI), First Bancorp, Inc. (FNLC), First Connecticut Bancorp, Inc. (FBNK), Hingham Institution for Savings (HIFS), Independent Bank Corp. (INDB), Merchants Bancshares, Inc. (MBVT), Meridian Bancorp, Inc. (EBSB), NBT Bancorp Inc. (NBTB), Tompkins Financial Corporation (TMP), TrustCo Bank Corp NY (TRST), United Financial Bancorp, Inc. (UBNK), and Washington Trust Bancorp, Inc. (WASH).

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Focused on Building Market Share: Asset Growth History 6 • Successful track record of growing the franchise through combination of organic growth and acquisitions (42% organic growth over 20 year horizon). $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 United Corp. $54 million Key Bank 4 Branches $54 million KSB Bancorp $179 million Union Bankshares $565 million Bank of America 14 Branches $287 million Branch Sale 5 Branches $46 million The Bank of Maine $816 million Through 12/31/16 Organic Growth: $1,399 million Acquired Growth: $1,955 million Total Growth CAGR: 10.7%

Focused on Building Market Share: Market Expansion The Bank of Maine (SBM Financial) • October 2015 – simultaneous close and conversion • Deposits: $687 million • Loans: $615 million • Expansion into high growth Southern Maine market • Widens mortgage banking reach to Massachusetts • Positions bank as the largest community bank in Northern New England 7 Core Market Acquired Market Growth Target

Focused on Building Market Share: Deposit Opportunity in Maine 8 Source: SNL Financial. Deposit data as of June 2016. Funding: $3.4 billion Average Funding Cost: 0.49% Average Deposit Cost: 0.28% Deposits and Funding 12/31/16 Checking 33% Saving/Money Market 28% CD's 14% Borrowings 25% STATE OF MAINE ($ in millions) Rank Institution Deposits Branches Market Share % 1 Toronto-Dominion Bank $3,463 48 12.9 2 KeyCorp 3,353 50 12.5 3 Camden National Corp. 2,793 63 10.4 4 Bangor Bancorp MHC 2,458 56 9.2 5 Bank of America Corp. 1,805 16 6.7 Other Banks 12,919 253 48.2 Total for State of Maine $26,791 486 CUMBERLAND AND YORK COUNTY ($ in millions) Rank Institution Deposits Branches Market Share % 1 KeyCorp $2,519 20 20.3 2 Toronto-Dominion Bank 2,052 25 16.5 3 Bank of America Corp. 1,774 16 14.3 4 Kennebunk Savings Bank 861 13 6.9 5 Peoples United 856 17 6.9 10 Camden National Corp. 382 7 3.1 Other Banks 3,958 85 32.0 Total Cumberland/York County $12,402 183

Focused on Growing and Diversifying Revenue • 2016 fee income represented 26% of total revenue (net interest income plus fee income), compared to 24% for 2015 9 24% 16% 18% 19% 23% $0 $2 $4 $6 $8 $10 $12 Other income Mortgage banking income Wealth management & brokerage Debit card income Service charges Millions 2016 Fee Income Diversification

Focused on Improving Productivity and Creating Efficiencies 10 57.45% 62.78% 61.58% 61.13% 57.53% 54% 56% 58% 60% 62% 64% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2012 2013 2014 2015 2016 M il lion s Expenses and Efficiency ratio Operating Expenses Efficiency Ratio 50 44 44 64 61 $33 $34 $35 $36 $37 $38 $39 $40 $41 $42 $43 2012 2013 2014 2015 2016 M il lion s Deposits per Branch Deposits per Branch • Fully realized 37% cost save of upon completion of SBM acquisition • Consolidated/sold 15 branches over past five years

Balanced Loan Mix & Strong Credit Culture • Community-based, relationship focused lenders with local decision making • Larger institutional experience (TD Bank, Citizens) to compliment an already strong credit focus • Significant small-business lending driven by unmatched market expertise • Credit quality ratios remain strong • Disciplined risk management culture • Conservative limits and prudent growth in CRE • Proactive internal and external loan review process anticipating problematic loans • Increase in provision and non-performing assets in second quarter 2016 related to two loans and not systemic issue 11 12/31/16 Loans: $2.6 billion Average Yield: 4.28% Commercial 15% Commercial Real Estate 39% Residential Mortgages 32% Home Equity/Consumer 14% 2016 2015 2014 2013 Nonperforming assets / total assets 0.67% 0.66% 0.82% 1.18% Past due loans / total loans 0.24% 0.40% 0.18% 0.40% Credit loss provision ($ millions) $5.3 $1.9 $2.2 $2.0 Net charge-offs / average loans (annualized) 0.13% 0.10% 0.16% 0.22%

Historical Credit Metrics Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 12 NPAs / Assets NCOs / Average Loans Loan Loss Reserves / Gross Loans Nonaccrual Loans / Loans 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

Investments & ALM Position Interest Rate Risk 13 Estimated Changes In Net Interest Income Year 1 +200bp (0.9)% -100bp (1.5)% Year 2 +200bp 3.6% -100bp (7.7)% (Assumes flat balance sheet, no change in asset/funding mix and change of rates over 12 month period) Investments: $900 million Average Yield: 2.44% Duration: 4.1 years 12/31/16 MBS 51% Agency CMO 34% Municipals 11% Agency/Sub. Notes/Other 1% FRB/FHLB Stock 3%

Shareholder Value Long-Term Metrics 14 a) 2005 and 2011, special dividend of $0.50 per share. b) The increase in 2015 due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax. c) 2006 issuance of trust preferred and share buyback. Dividends as % of Net Income Cumulative Stock Repurchases ($ in millions) TBV Per Share $7.87 $18.74 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 34% 32% 0% 10% 20% 30% 40% 50% 60% '01 '02 '03 '04 '05 (a) '06 '07 '08 '09 '10 '11 (a) '12 '13 '14 '15 (b) '16 2 77 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 '01 '02 '03 '04 '05 '06 (c) '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

Shareholder Value 15 Year Total Return 15 Source: SNL Financial • Stock price appreciation of 256.55% • Average dividend yield of 2.83% 461% 198% 165% -100% 0% 100% 200% 300% 400% 500% Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16

Investment Summary Proven Management Team • Delivered on previous acquisition commitments • Diverse experience from community and large bank perspectives Strong Market Share and Brand Recognition • 140 year operating history • 3rd overall deposit market share in Maine • #2 mortgage originator in Maine, with 6.2% of all mortgage originations in the state Quality Growth • Consistent long-term growth both organically and through acquisitions • Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets Strong Fundamental Operating Metrics • Historically strong credit quality with nonperforming assets consistently less than 1% of total assets • Efficiency ratio, ROAA and ROAE superior to peers 14

17 Appendix

Seasoned Management Team 18 Name Position Age Years of Banking Experience Year joined Camden Greg Dufour President and CEO 56 25+ 2001 Debbie Jordan, CPA COO & CFO 51 20+ 2008 Joanne Campbell EVP Risk Management 54 30+ 1996 Edmund Hayden EVP Chief Credit Officer 61 30+ 2015 Tim Nightingale EVP Senior Loan Officer 59 30+ 2000 June Parent EVP Retail Banking 53 25+ 1995 Renee Smyth SVP Chief Marketing Officer 46 15+ 2015 Edward Walbridge SVP Human Resources 56 15+ 2016 Mary Beth Haut Director of Wealth Management 53 30+ 2016

Financial Highlights 19 12/31/16 vs. 12/31/15 Change (in million’s) 12/31/16 12/31/15 12/31/14 Loans $2,595 $2,490 4% $1,773 Investment Securities 898 856 5% 804 Total Assets 3,864 3,709 4% 2,790 Deposits 2,829 2,726 4% 1,932 Borrowings 600 572 5% 577 Shareholders’ Equity 392 363 8% 245 Tier 1 Leverage Ratio 8.83% 8.74% - 9.26% Balance Sheet

Net Income and Key Ratios Financial Highlights 20 2016 2015 2014 Net Income (in millions) $40.1 $21.0 $24.6 Diluted Earnings per Share(a) $2.57 $1.73 $2.19 Return on Tangible Equity(b) 14.76% 9.91% 13.46% Return on Assets 1.04% 0.70% 0.92% Efficiency Ratio(b) 57.53% 61.13% 61.58% Net Interest Margin (Fully-Taxable Equivalent) 3.32% 3.19% 3.11% (a) Per share data adjusted to reflect the three-for-two stock split effective September 30, 2016. (b) This is a non-GAAP measure. Refer to the Form 10-K filed on 3/7/17 for the year ended December 31, 2016 for the reconciliation of non-GAAP to GAAP financial measures.

Profitability Trends Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 21 ROAA ROAE Net Interest Margin Efficiency Ratio 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

Mortgage Banking Activity • The SBM Financial acquisition positions CAC as the #2 Mortgage Originator in Maine 22 (a) Camden National’s 2015 loan originations include those originated by SBM Financial, Inc. in 2015 prior to the acquisition that closed on October 16, 2015. Source: MRS, Inc. Top 15 Lenders Originations Rank % of Total Originations Rank % of Total Bangor Savings Bank 3,915 1 9.2% 3,469 1 8.5% Camden National Bank (1) 2,632 2 6.2% 3,039 2 7.4% Residential Mortgage Services Inc. 2,447 3 5.8% 2,330 3 5.7% TD Bank, N.A. 1,764 4 4.2% 2,255 4 4.2% Quicken Loans 1,642 5 3.9% 1,726 7 3.4% Kennebec Savings Bank 1,502 6 3.5% 1,689 6 3.6% Key Bank 1,466 7 3.5% 1,395 5 4.1% First, N.A. 1,445 8 3.4% 1,465 8 3.0% Machias Savings Bank 1,226 9 2.9% 1,207 10 2.7% Norway Savings Bank 1,173 10 2.8% 1,110 9 2.7% Bank of America 986 11 2.3% 1,090 11 2.4% Gorham Savings Bank 815 12 1.9% 748 12 1.8% Merrimack Mortgage Co. Inc. 802 13 1.9% 536 22 1.3% Bath Savings Institution 800 14 1.9% 784 16 1.7% Wells Fargo Bank 780 15 1.8% 962 13 1.8% Total for All Lenders 42,478 - 100.0% 40,840 - 100.0% Year Ended December 31, 2016 Year Ended December 31, 2015

Market Overview Maine • Projected 7.45% growth in household income for 2016 to 2021 • Unemployment rate of 3.8% as of December 2016 • Hospitality and tourism generate more than $2 billion in household income annually New Hampshire • Projected 9.90% growth in household income for 2016 to 2021 • Unemployment rate of 2.6% as of December 2016 • State GDP grew 2.5% to $73.9 billion in 2015 1) Mass Affluent Households defined as households with Interest Producing Assets between $250,000 and $1,000,000 Sources: SNL Financial, Bureau of Economic Analysis, Nielsen, Maine Office of Tourism, Bureau of Labor Statistics 23 Expanding Footprint to Higher Growth Market Pre-Merger Southern Maine Southern Market Segments & Growth Footprint Maine New Hampshire Total Households 291,602 202,605 453,657 Projected Growth, 2014 to 2019 0.2% 1.9% 1.3% Mass Affluent Households1 78,216 102,179 259,169 % of Total Households 26.8% 50.4% 57.1% Number of Businesses 41,767 32,627 65,959